Exhibit 99.2

ALLIANCE FINANCIAL CORPORATION
Consolidated Financial Information
($ in thousands)
Unaudited

	June 30, 2005	Period Ended December 31, 2004	June 30, 2004

Balance Sheet

Cash and Due From Banks	$19,899	$21,258	$22,003
Federal Funds Sold	—	—	—
Securities Held-to-Maturity	6,929	5,367	5,793
Securities Available-for-Sale	294,254	319,758	301,912

Total Securities	301,183	325,125	307,705

Residential Real Estate Loans	175,647	176,666	174,914
Commercial Loans	151,507	148,821	146,853
Leases	46,250	15,817	4,938
Indirect Loans	147,400	117,622	113,910
Other Consumer Loans	65,193	63,862	59,991

Gross Loans and Leases	585,997	522,788	500,606
Less Unearned Income	6,564	2,055	714
Less Allowance for Loan and Lease Losses	5,141	5,267	6,060

Net Loans and Leases	574,292	515,466	493,832

Premises and Equipment, Net	13,245	14,454	14,085
Accrued Interest Receivable	3,702	4,005	4,075
Intangible Asset	9,699	—	—
Other Assets	14,660	13,626	15,045

Total Assets	$936,680	$893,934	$856,745

Non-Interest Checking Accounts	80,056	74,549	74,207
Interest Bearing Checking Accounts	78,256	81,891	82,271
Savings Accounts	59,997	62,783	65,352
Money Market Accounts	185,158	143,952	162,286
Time Deposits	284,232	259,946	242,345

Total Deposits	687,699	623,121	626,461

Short-Term Borrowings	82,223	101,854	47,661
Long-Term Borrowings	85,310	90,310	110,310
Accrued Interest Payable	1,805	1,451	1,369
Other Liabilities	8,769	8,302	6,606

Total Liabilities	865,806	825,038	792,407

Common Stock	3,973	3,947	3,942
Surplus	11,057	10,298	10,181
Unamortized Value of Restricted Stock	(1,592)	(1,047)	(1,139)
Undivided Profits	64,493	62,235	60,117
Accumulated Other Comprehensive Income	898	1,418	(808)
Treasury Stock	(7,955)	(7,955)	(7,955)

Total Shareholders’ Equity	70,874	68,896	64,338

Total Liabilities and Shareholders’ Equity	$936,680	$893,934	$856,745

Assets Under Trust Department Administration (Market Value)	$837,631	$282,255	$274,524

ALLIANCE FINANCIAL CORPORATION
Consolidated Financial Information
($ in thousands)
Unaudited

	Quarterly Average		Year to Date
	June 30, 2005	June 30, 2004	June 30, 2005	June 30, 2004
Balance Sheet

Cash and Due From Banks	$21,828	$21,367	$22,446	$21,746
Federal Funds Sold	1,853	6,555	3,729	7,629

Securities Held-to-Maturity	7,038	6,885	6,942	6,924
Securities Available-for-Sale	299,854	307,142	299,611	306,337

Total Securities	306,892	314,027	306,553	313,261

Residential Real Estate Loans	175,856	172,191	175,714	172,533
Commercial Loans	152,763	145,586	151,197	143,882
Leases	33,076	4,754	24,906	4,220
Indirect Loans	136,038	108,733	128,537	104,332
Other Consumer Loans	64,152	59,305	63,608	58,999

Gross Loans and Leases	561,885	490,569	543,962	483,966
Less Unearned Income	4,866	698	3,525	675
Less Allowance for Loan and Lease Losses	4,966	6,002	5,190	6,091

Net Loans and Leases	552,053	483,869	535,247	477,200

Premises and Equipment, Net	13,522	13,648	13,865	13,632
Accrued Interest Receivable	3,939	4,080	3,764	3,873
Intangible Asset	9,675	—	6,604	—
Other Assets	15,868	14,579	15,384	14,231

Total Assets	$925,630	$858,125	$907,592	$851,572

Non-Interest Checking Accounts	76,125	64,627	75,780	62,241
Interest Bearing Checking Accounts	77,224	81,845	80,502	83,241
Savings Accounts	61,482	65,795	62,483	65,554
Money Market Accounts	195,690	179,214	183,096	165,920
Time Deposits	278,312	234,659	270,106	232,655

Total Deposits	688,833	626,140	671,967	609,611

Short-Term Borrowings	73,404	41,135	70,126	48,108
Long-Term Borrowings	85,310	116,224	87,595	118,267
Other Liabilities	9,128	8,048	8,881	8,449

Total Liabilities	856,675	791,547	838,569	784,435

Common Stock	3,973	3,941	3,967	3,936
Surplus	11,045	10,161	10,906	9,996
Unamortized Value of Restricted Stock	(1,625)	(1,159)	(1,561)	(1,045)
Undivided Profits	63,930	59,642	63,343	59,118
Accumulated Other Comprehensive Income	(413)	1,948	323	3,087
Treasury Stock	(7,955)	(7,955)	(7,955)	(7,955)

Total Shareholders’ Equity	68,955	66,578	69,023	67,137

Total Liabilities and Shareholders’ Equity	$925,630	$858,125	$907,592	$851,572

ALLIANCE FINANCIAL CORPORATION
Consolidated Financial Information
($ in thousands)
Unaudited

	Three months ended June 30,		Six months ended June 30,
	2005	2004	2005	2004
Income Statement

Interest Income	$11,228	$10,059	$21,844	$20,063
Interest Expense	4,515	2,985	8,328	6,021

Net Interest Income	6,713	7,074	13,516	14,042
Provision for Loan and Lease Losses	385	165	(159)	179

Net Interest Income After Provision for Loan and Lease Losses	6,328	6,909	13,675	13,863

Trust & Brokerage Income	2,136	472	3,355	881
Service Charges on Deposit Accounts	694	779	1,351	1,518
Investment Securities (Losses) Gains	(22)	132	(22)	405
Gain on the Sale of Loans	68	20	111	89
Bank Owned Life Insurance	101	105	199	399
Rental Income from Leases	230	206	772	383
Other Non-interest Income	376	410	766	793

Total Non-interest Income	3,583	2,124	6,532	4,468

Salaries and Employee Benefits	4,266	3,789	8,177	7,489
Occupancy and Equipment Expense	1,324	1,282	3,046	2,500
Communication Expense	158	162	321	315
Stationary and Supplies Expense	101	128	219	259
Marketing Expense	152	157	335	401
Amortization of Intangible Asset	124	—	166	—
Other Operating Expense	1,508	1,194	2,984	2,522

Total Operating Expenses	7,633	6,712	15,248	13,486

Net Income Before Taxes	2,278	2,321	4,959	4,845
Provision for Income Taxes	530	577	1,197	1,207

Net Income	$1,748	$1,744	$3,762	$3,638

Share and Per Share Data

Period Ending Shares Outstanding	3,597,758	3,566,963	3,597,758	3,566,963
Basic Average Shares Outstanding	3,597,397	3,566,109	3,592,539	3,561,387
Diluted Average Shares Outstanding	3,668,813	3,628,591	3,664,774	3,637,898

Basic Earnings Per Share	$0.49	$0.49	$1.05	$1.02
Diluted Earniings Per Share	$0.48	$0.48	$1.03	$1.00
Cash Dividends Declared	$0.21	$0.21	$0.42	$0.42
Book Value	$19.70	$18.04	$19.70	$18.04

ALLIANCE FINANCIAL CORPORATION
Consolidated Financial Information
($ in thousands)
Unaudited

	Three months ended June 30,		Six months ended June 30,
	2005	2004	2005	2004
Key Ratios

Leverage Ratio	7.59%	7.59%	7.59%	7.59%

Return on Average Assets	0.76%	0.81%	0.83%	0.85%
Return on Average Equity	10.14%	10.48%	10.90%	10.84%
Net Interest Margin (Tax Equivalent)	3.32%	3.71%	3.39%	3.71%
Efficiency Ratio	74.14%	72.41%	76.06%	72.86%

Net Loans and Leases Charged-off (Recovered) to Average Loans and Leases, Annualized	0.05%	0.00%	(0.01%)	0.08%
Provision for Loan and Lease Losses to Average Loans and Leases, Annualized	0.28%	0.13%	(0.06%)	0.07%
Allowance for Loan and Lease Losses to Period-end Loans and Leases	0.89%	1.20%	0.89%	1.20%
Allowance for Loan and Lease Losses to Nonperforming Loans and Leases	327.09%	147.07%	327.09%	147.07%
Nonperforming Loans and Leases to Period-end Loans and Leases	0.27%	0.82%	0.27%	0.82%
Nonperforming Assets to Period-end Assets	0.17%	0.49%	0.17%	0.49%

Allowance for Loan and Lease Losses

Allowance for Loan and Lease Losses, Beginning of Period	$4,829	$5,893	$5,267	$6,069
Loans and Leases Charged-off	(203)	(130)	(351)	(438)
Recoveries of Loans and Leases Previously Charged-off	130	132	384	250

Net Loans and Leases Recovered (Charged-off)	(73)	2	33	(188)

Provision for Loan and Lease Losses	385	165	(159)	179

Allowance for Loan and Lease Losses, End of Period	$5,141	$6,060	$5,141	$6,060